UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549
                              ------------------

                                   FORM 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): January 31, 2005
                                                        ----------------
                        Microwave Filter Company, Inc.
              (Exact Name of Registrant as Specified in Charter)


          New York                    0-10976                    16-0928443
---------------------------  ------------------------       --------------------
(State or Other jurisdiction  (Commission File Number)         (IRS Employer
      of incorporation)                                     Identification  No.)


6743 Kinne Street,   East Syracuse, New York                       13057
----------------------------------------------                   ----------
(Address of principal executive offices)                         (Zip Code)


                                (315) 438-4700
                                --------------
              Registrant's telephone number, including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 4.01. Changes in Registrant's Independent Registered Public Accounting
Firm.


On January 31, 2005, PricewaterhouseCoopers LLP ("PwC") resigned as the independent registered public accounting firm for Microwave Filter Company, Inc. (the "Company"). Such resignation will become effective upon completion of procedures related to the unaudited interim financial statements to be included in the Company's Form 10-Q filing for the quarter ended December 31, 2004. The Company has begun the process of selecting a new independent registered public accounting firm.

The reports of PwC on the Company's financial statements as of and for the years ended September 30, 2004 and 2003 did not contain an adverse opinion, a disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principle. During the years ended September 30, 2004 and 2003 and through January 31, 2005, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved, to PwC's satisfaction, would have caused them to make reference thereto in their reports on the financial statements for such years.

During the years ended September 30, 2004 and 2003, and through January 31, 2005, there have been no reportable events as defined in Regulation S-K Item 304(a)(1)(v).

The Company has provided PwC with a copy of this report and has requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the foregoing disclosures.



Item 9.01. Exhibits


The following document is filed herewith as an exhibit.

Exhibit 16.1 Letter from PricewaterhouseCoopers LLP dated February 3, 2005, regarding its agreement with the statements made in this report on Form 8-k.















                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      Microwave Filter Company, Inc.
                                      --------------------------------
                                      (Registrant)


Date: February 3, 2005      By:  /s/ Richard L. Jones
                                 ------------------------------------
                                     Richard L. Jones
                                     Chief Financial Officer